EXHIBIT 32.4
CERTIFICATION PURSUANT TO
SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

I, M. Ryan Weems, Senior Vice President, Chief Financial Officer and Treasurer of PacifiCorp, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:
(1)the Quarterly Report on Form 10-Q of PacifiCorp for the quarterly period ended March 31, 2026 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of PacifiCorp.

Date: May 1, 2026	/s/ M. Ryan Weems
M. Ryan Weems
Senior Vice President, Chief Financial Officer and Treasurer
(principal financial officer)